                                     SCHEDULE 14A
                       INFORMATION REQUIRED IN PROXY STATEMENT


                               SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.    )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Unitel Video, Inc.
                  -------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

                  -------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement,
                            if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    1)   Title of each class of securities to which transaction applies:

         __________________________________________________________________

    2)   Aggregate number of securities to which transaction applies:

         __________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         __________________________________________________________________


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    4)   Proposed maximum aggregate value of transaction:

         __________________________________________________________________

    5)   Total fee paid:

         __________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         __________________________________________________________________

    2)   Form, Schedule or Registration Statement No.:

         __________________________________________________________________

    3)   Filing Party:

         __________________________________________________________________

    4)   Date Filed:

         __________________________________________________________________



                                         -2-

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Copyright 1996 Unitel Video, Inc.
All Rights Reserved



                                  UNITEL VIDEO, INC.


VIDEO                                       AUDIO
----------------------------------------    -----------------------------------

The following appears on the screen:        Background music.

"When you're watching television            No other audio.
you're watching Unitel."


Clips from prominent recognizable
productions that Unitel is involved
with (not in order of appearance):

television situation comedies

television talk shows

television advertisements

music videos

news magazines

award shows

educational programs

animated programs

television show titles

special entertainment events

Producer and corporate logos

Playpen
(logo)

Windsor New Media
(name, logo, address and
  telephone number)

The following appears on the screen:

"When you're watching television
  you're watching Unitel."

UNITEL VIDEO, INC.
555 West 57th Street
New York, NY  10019
Tel  212-265-3600
Fax 212-581-8368



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